UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2021 (September 30, 2021)

SCIENTIFIC GAMES CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State of incorporation)	(IRS Employer
Identification No.)

001-11693

(Commission File Number)

6601 Bermuda Road, Las Vegas, Nevada 89119

(Address of principal executive offices) (Zip Code)

(702) 897-7150

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	SGMS	The NASDAQ Stock Market
Preferred Stock Purchase Rights		The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐      Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01. Entry into a Material Definitive Agreement.

Supplemental Indentures

On September 30, 2021, Scientific Games International, Inc. (“SGI”), a wholly owned subsidiary of Scientific Games Corporation (the “Company”), entered into supplemental indentures (the “Supplemental Indentures”) to the indentures (the “Indentures”) by and among SGI, the Company, the guarantors party thereto and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), pursuant to SGI’s previously announced consent solicitation (the “Consent Solicitation”) with respect to SGI’s 5.000% Senior Secured Notes due 2025 (“5% Secured Notes”), 3.375% Senior Secured Notes due 2026 (“3.375% Secured Notes”), 8.625% Senior Notes due 2025 (“8.625% Notes”), 5.500% Senior Notes due 2026 (“5.5% Notes”), 8.250% Senior Notes due 2026 (“8.25% Notes”), 7.000% Senior Notes due 2028 (“7% Notes”) and 7.250% Senior Notes due 2029 (“7.25% Notes” and, together with the 5% Secured Notes, the 3.375% Secured Notes, the 8.625% Notes, the 5.5% Notes, the 8.25% Notes and the 7% Notes, the “Notes”).

The Supplemental Indentures amended the Indentures’ requirement that at least 75% of the consideration received from an Asset Sale is cash or cash equivalents to reduce that percentage to 60%, solely with respect to a potential initial public offering relating to the Company’s previously announced evaluation of strategic alternatives for the intended divestiture of the Company’s lottery business in the event such potential initial public offering were to occur prior to June 30, 2022, subject to the terms and conditions described in the consent solicitation statement dated September 23, 2021.

The foregoing description of the Supplemental Indentures is qualified in its entirety by reference to the full text of the Supplemental Indentures filed as Exhibits 4.1, 4.2, 4.3, 4.4, 4.5, 4.6 and 4.7 hereto and incorporated by reference herein.

Item 7.01. Regulation FD Disclosure.

On October 1, 2021, the Company issued a press release announcing the receipt of required consents pursuant to the Consent Solicitation regarding the Supplemental Indentures, described in Item 1.01 above. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information contained in this Item 7.01 as well as in Exhibit 99.1 is furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

No Offer

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there by any sale of securities in any jurisdiction in which any such offer, solicitation or sale would be unlawful. Securities may not be offered or sold, directly or indirectly, in the United States unless they have been registered under the Securities Act or are offered and sold pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable state securities laws.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

4.1	Supplemental Indenture , dated as of September 30, 2021, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of October 17, 2017, as amended and supplemented, relating to the 5.000% Senior Secured Notes due 2025.
4.2	Supplemental Indenture, dated as of September 30, 2021, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of February 14, 2018, as amended and supplemented, relating to the 3.375% Senior Secured Notes due 2026.
4.3	Supplemental Indenture, dated as of September 30, 2021, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of July 1, 2020, as amended and supplemented relating to the 8.625% Senior Unsecured Notes due 2025.
4.4	Supplemental Indenture, dated as of September 30, 2021, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of February 14, 2018, as amended and supplemented, relating to the 5.500% Senior Unsecured Notes due 2026.
4.5	Supplemental Indenture, dated as of September 30, 2021, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of March 19, 2019, as amended and supplemented, relating to the 8.250% Senior Unsecured Notes due 2026.
4.6	Supplemental Indenture, dated as of September 30, 2021, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of November 26, 2019, as amended and supplemented, relating to the 7.000 % Senior Unsecured Notes due 2028.
4.7	Supplemental Indenture, dated as of September 30, 2021, among Scientific Games International, Inc., as issuer, Scientific Games Corporation, the other guarantors party thereto, and Deutsche Bank Trust Company Americas, as trustee, relating to the Indenture, dated as of November 26, 2019, as amended and supplemented, relating to the 7.250 % Senior Unsecured Notes due 2029.
99.1	Press Release of the Company, dated October 1, 2021.
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIENTIFIC GAMES CORPORATION

Date: October 1, 2021	By:	/s/ Michael C. Eklund
		Name:	Michael C. Eklund
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary